                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                   FORM 8-K/A
                                 AMENDMENT NO. 2

                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported)       September 23, 2003
                                                --------------------------------

                               ZAPATA CORPORATION
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             (Exact Name of Registrant as Specified in Its Charter)

                                     Nevada
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                 (State or Other Jurisdiction of Incorporation)

                 1-4219                                74-1339132
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        (Commission File Number)            (IRS Employer Identification No.)

100 Meridian Centre, Suite 350, Rochester, New York            14618
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(Address of Principal Executive Offices)                    (Zip Code)

                                 (585) 242-2000
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              (Registrant's Telephone Number, Including Area Code)


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          (Former Name or Former Address, if Changed Since Last Report)

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                    INFORMATION TO BE INCLUDED IN THE REPORT

      On September 23, 2003, Zapata Corporation (the "Registrant") acquired 2,663,905 shares of common stock of Safety Components International Inc. (OTCBB:
"SAFY") in privately negotiated transactions for $30.9 million, including brokerage commissions. On October 7, 2003, the Registrant acquired an additional 1,498,489 shares of common stock of Safety Components in privately negotiated transactions for $16.9 million, including brokerage commissions.

      The Registrant hereby amends its Report on Form 8-K, filed on September 29, 2003, as amended by Amendment No. 1 filed on October 9, 2003, to update its report of these acquisitions and file the financial statements and pro forma financial information required by Item 7 of Form 8-K.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS.

      (a)   Financial Statements of Businesses Acquired.

            The financial statements of Safety Components required to be filed are incorporated by reference to the financial statements of Safety Components set forth at pages F-2 to F-27 of its Annual Report on Form 10-K for the fiscal year ended March 29, 2003 and pages 3 to 14 of its Quarterly Report on Form 10-Q for the quarterly period ended September 27, 2003 which are included herewith as Exhibit 99.6.

      (b)   Pro Forma Financial Information.

            The pro forma financial information required to be filed is attached hereto as Exhibit 99.7.

      (c)   Exhibits.

Exhibit No.       Description
-----------       -----------
23.1              Consent of Deloitte & Touche LLP, (relates to financial
                  statements of Safety Components International, Inc.)

99.1              Press Release issued by Zapata Corporation dated September 29,
                  2003*

99.2 Schedule 13D filed by Zapata Corporation in connection with its holdings in Safety Components International, Inc.*

99.3              Press Release issued by Zapata Corporation dated October 6,
                  2003*

99.4 Schedule 13D Amendment No. 1 filed by Zapata Corporation in connection with its holdings in Safety Components
                  International, Inc.*

99.5 Schedule 13D Amendment No. 2 filed by Zapata Corporation in connection with its holdings in Safety Components
                  International, Inc.*

99.6              Consolidated Financial Statements of Safety Components
                  International, Inc. (incorporated by reference to pages F-2 to F-27 of the Safety Components International, Inc. Annual
                  Report on Form 10-K for the fiscal year ended March 29, 2003
                  (File No. 0-23938, filed June 25, 2003); and Unaudited
                  Condensed Consolidated Financial Statements of Safety
                  Components International, Inc. (incorporated by reference to pages 3 to 14 of the Safety Components International, Inc.
                  Quarterly Report on Form 10-Q for the quarterly period ended
                  September 27, 2003 (File No. 0-23938) filed November 3, 2003).

99.7              Pro Forma Financial Information related to Zapata
                  Corporation's acquisition of Safety Components International
                  Inc.

*  Previously filed

                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                         ZAPATA CORPORATION


Date: December 5, 2003                   By:    /s/ Leonard DiSalvo
                                                --------------------------------
                                         Name:  Leonard DiSalvo
                                         Title: Vice President - Finance and CFO

                                  EXHIBIT INDEX

Exhibit No.       Description
-----------       -----------
23.1              Consent of Deloitte & Touche LLP, (relates to financial
                  statements of Safety Components International, Inc.)

99.1              Press Release issued by Zapata Corporation dated September 29,
                  2003*

99.2 Schedule 13D filed by Zapata Corporation in connection with its holdings in Safety Components International, Inc.*

99.3              Press Release issued by Zapata Corporation dated October 6,
                  2003*

99.4 Schedule 13D Amendment No. 1 filed by Zapata Corporation in connection with its holdings in Safety Components
                  International, Inc.*

99.5 Schedule 13D Amendment No. 2 filed by Zapata Corporation in connection with its holdings in Safety Components
                  International, Inc.*

99.6              Consolidated Financial Statements of Safety Components
                  International, Inc. (incorporated by reference to pages F-2 to F-27 of the Safety Components International, Inc. Annual
                  Report on Form 10-K for the fiscal year ended March 29, 2003
                  (File No. 0-23938) filed June 25, 2003); and Unaudited
                  Condensed Consolidated Financial Statements of Safety
                  Components International, Inc. (incorporated by reference to pages 3 to 14 of the Safety Components International, Inc.
                  Quarterly Report on Form 10-Q for the quarterly period ended
                  September 27, 2003 (File No. 0-23938, filed November 3, 2003).

99.7              Pro Forma Financial Information related to Zapata
                  Corporation's acquisition of Safety Components International
                  Inc.

*  Previously filed